Exhibit 10.1
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 10, 2025, by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Company, the “Borrowers” and each, a “Borrower”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), which amends that certain THIRD AMENDED AND RESTATED CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”) dated as of July 17, 2024, among the Borrowers, the various institutions from time to time party thereto as lenders and L/C Issuers (the “Lenders”) and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein;
WHEREAS, Section 9.10 of the Existing Credit Agreement permits the Existing Credit Agreement to be amended from time to time by the Company and the Administrative Agent with the signed written consent of the Required Lenders; and
WHEREAS, the Company, the Administrative Agent and each Lender party hereto (such Lenders constituting the Required Lenders) desire to amend the Existing Credit Agreement subject to the conditions and terms set forth herein;
NOW, THEREFORE, it is agreed:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Existing Credit Agreement.
SECTION 2.    Amendments.
(a)Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Covenant Relief Period” means the period commencing on the First Amendment Effective Date through the Covenant Relief Period Termination Date.
“Covenant Relief Period Shares” means, as of any date, the net increase in shares of Capital Stock of the Company issued during the Covenant Relief Period since the First Amendment Effective Date to employees or directors in the ordinary course of business in accordance with the terms of any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement.
“Covenant Relief Period Termination Date” means the earlier to occur of (i) December 31, 2027 and (ii) the Termination Notice Date.
“Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of the Company delivered to the Administrative Agent (a) stating that the Company irrevocably elects to terminate the Covenant Relief Period effective as of the date of such certificate (the “Termination Notice Date”) and (b) certifying that (i) the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Company did not exceed 3.50 to 1.00 and (ii) at the time of and immediately after the Termination Notice Date, no Event of Default or Default shall have occurred and be continuing.
“European Asset Sale” means any disposition of assets of the Company and its Subsidiaries pursuant to that certain Sale and Purchase Agreement between LyondellBasell Industries Holdings B.V. and AEQ Amethyst B.V. referred to in that certain Put Option Letter Agreement between LyondellBasell Industries Holdings B.V. and AEQ Amethyst B.V., dated as of June 5, 2025. Notwithstanding anything herein to the contrary, the European Asset Sale shall constitute a Material Disposition hereunder.
“First Amendment Effective Date” means September 10, 2025.
“Termination Notice Date” has the meaning set forth in the definition of “Covenant Relief Period Termination Notice”.
(b)Section 5.09(j) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(j)    Liens not permitted by clauses (a) through (i), so long as, at the time of incurrence of such Liens, after giving effect thereto and to the release of any Liens which are concurrently being released, the aggregate principal amount of Indebtedness secured thereby plus the aggregate principal amount (without duplication) of all Non-Guarantor Subsidiary Debt (other than Non-Guarantor Subsidiary Debt described in clauses (a) through (h) of Section 5.10) does not exceed (i) during the Covenant Relief Period, 5% of Consolidated Net Tangible Assets and (ii) otherwise, 15% of Consolidated Net Tangible Assets, in each case, as shown on the most recent balance sheet delivered pursuant to Section 5.01(a) or (b) (or, prior to the initial delivery after the Closing Date of financial statements pursuant to Section 5.01, as shown on the most recent balance sheet included in the Company’s Form 10-K or 10-Q, as applicable, filed with the SEC).
(c)Section 5.10(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(i)    other Non-Guarantor Subsidiary Debt, so long as, at the time of incurrence of such Indebtedness, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the aggregate principal amount of all such other Non-Guarantor Subsidiary Debt plus the aggregate principal amount (without duplication) of all Indebtedness secured by Liens (not including any such Indebtedness secured by Liens described in clauses (a) through (i) of Section 5.09) does not exceed (i) during the Covenant Relief Period, 5% of Consolidated Net Tangible Assets and (ii) otherwise, 15% of Consolidated Net Tangible Assets, in each case, as shown on the most recent balance sheet delivered pursuant to Section 5.01(a) or (b) (or, prior to the initial delivery after the Closing Date of financial statements pursuant to Section 5.01, as shown on the most recent balance sheet included the Company’s Form 10-K or 10-Q, as applicable, filed with the SEC).
(d)Section 5.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Section 5.12.    Dividends and Certain Other Restricted Payments.
(a)After the occurrence and during the continuation of any Default, (i) the Company will not declare or pay any dividends on or make any other distributions in respect of any class or series of Capital Stock of the Company (other than a dividend payable solely in Capital Stock) and (ii) the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly purchase, redeem, or otherwise acquire or retire any of the Capital Stock of the Company or any warrants, options, or similar instruments to acquire the same (a “Restricted Payment”).
(b)During the Covenant Relief Period, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly purchase, redeem, or otherwise acquire or retire any of the Capital Stock of the Company or any warrants, options, or similar instruments to acquire the same; provided that so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the Company may, without duplication, (i) purchase, redeem, retire or otherwise acquire for value an aggregate number of shares of Capital Stock of the Company not to exceed the number of Covenant Relief Period Shares, (ii) cancel any of its Capital Stock held in its treasury account, (iii) purchase, redeem, retire or otherwise acquire for value its Capital Stock (including any stock appreciation rights, warrants or options in respect thereof) held by current or former employees or directors in accordance with the terms of any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement and (iv) purchase, redeem, retire or otherwise acquire for value its Capital Stock to the extent such Capital Stock represents a portion of the exercise price of any options, warrants or other convertible securities by current or former employees or directors and the purchase, redemption, retirement or acquisition of such Capital Stock is deemed to occur upon the exercise thereof.

(c)During the Covenant Relief Period, the Company will not (i) increase the rate of its regular quarterly dividend (adjusted for any stock splits subsequent to the First Amendment Effective Date) on account of its Capital Stock or (ii) separate from clause (i), declare any other dividend (other than solely in the form of additional common Capital Stock) on account of its Capital Stock unless, in each case, at the time of declaration of such increase or such other dividend, the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Company is less than or equal to 4.00 to 1.00.
(d)Notwithstanding the foregoing, none of the preceding clauses (a), (b) or (c) of this Section 5.12 shall operate to prevent the making of Restricted Payments, dividends or distributions within 60 days of their declaration by the Company if, at the declaration date, such payment was permitted by Section 5.12(a), (b) or (c) hereof.
(e)Section 5.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Section 5.15.    Maximum Leverage Ratio. The Company will not, as of the last day of each fiscal quarter of the Company (commencing with the fiscal quarter ending September 30, 2024), permit the Leverage Ratio to exceed 3.50 to 1.00 (the “Maximum Leverage Ratio”); provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the Company shall maintain as of the last day of each fiscal quarter a Maximum Leverage Ratio of not more than the applicable level set forth below:

Fiscal Quarter	Maximum Leverage Ratio
September 30, 2025	4.25 to 1.00
December 31, 2025	4.25 to 1.00
March 31, 2026	4.50 to 1.00
June 30, 2026	4.50 to 1.00
September 30, 2026	4.50 to 1.00
December 31, 2026	4.50 to 1.00
March 31, 2027	4.50 to 1.00
June 30, 2027	4.50 to 1.00

September 30, 2027	4.25 to 1.00
December 31, 2027	4.00 to 1.00

provided that, on or after the Covenant Relief Period Termination Date, if a Qualifying Acquisition is consummated at any time after the Closing Date, the Company may elect to increase the Maximum Leverage Ratio for each of the six fiscal quarters ending thereafter (commencing with the fiscal quarter during which such Qualifying Acquisition is consummated) to the levels set forth in the table below (each such period of six fiscal quarters during which the Maximum Leverage Ratio is so increased, a “Leverage Increase Period”); provided, further, that (i) the Company shall provide notice in writing to the Administrative Agent of its election to implement such Leverage Increase Period and a description of such Qualifying Acquisition (regarding the name of the Person or assets being acquired, the purchase price and the pro forma Leverage Ratio immediately after giving effect thereto) and (ii) after the end of any Leverage Increase Period, the Company may elect to implement a new Leverage Increase Period in connection with a subsequent Qualifying Acquisition so long as one fiscal quarter has elapsed since the end of the most recent Leverage Increase Period:

Fiscal Quarters Ending After Date of Consummation of Qualifying Acquisition:	Maximum Leverage Ratio
First and second fiscal quarters ending thereafter	4.25 to 1.00
Third and fourth fiscal quarters ending thereafter	4.00 to 1.00
Fifth and sixth fiscal quarters ending thereafter	3.75 to 1.00

(f)Section 9.15 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end of the Section as follows:
For the avoidance of doubt, nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person.
SECTION 3.    Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties set forth in Article 4 of the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects) as of the Amendment Effective Date, except to the extent the same expressly relate to an earlier date with respect to which such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects) as of such earlier date and (ii) no Default exists on the Amendment Effective Date.
SECTION 4.    Conditions to Effectiveness of Amendment. This Amendment shall become a binding agreement of the parties hereto and the agreements set forth herein, and the amendments set forth in Section 2 shall each become effective on the date on which the following conditions precedent have been satisfied or waived (such date, the “Amendment Effective Date”):
(a)Execution of Counterparts. Administrative Agent (or its counsel) shall have received from the Loan Parties and each of the Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include email or facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)Amendment Fee. The Administrative Agent shall have received, for the ratable account of each Lender party hereto, an amendment fee in an amount equal to 0.025% of the Commitments under the Existing Credit Agreement held by such Lender on the Amendment Effective Date, which amendment fee shall be earned, due and payable on the Amendment Effective Date.
(c)Expenses. The Administrative Agent shall have received evidence that the Company shall have paid the expenses then required to be paid or reimbursed by the Company on account of this Amendment pursuant to Section 9.12 of the Existing Credit Agreement to the extent invoiced at least three Business Days prior to the Closing Date
The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
SECTION 5.    Effects on Loan Documents; Reaffirmation of Obligations. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment Effective Date, all references to the Existing Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement. Except as expressly amended pursuant to the terms hereof, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Each Loan Party hereby expressly acknowledges and consents to the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby. The execution of this Amendment shall not serve to effect a novation of the Obligations.

SECTION 6.    Miscellaneous. The provisions of Sections 9.15 (Treatment of Certain Information; Confidentiality); 9.21 (Governing Law; Jurisdiction; Etc.); and 9.22 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
SECTION 7.    Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LYONDELLBASELL INDUSTRIES N.V.,
as the Company

By: /s/ Brendan J. Dalton
Name: Brendan J. Dalton
Title: Treasurer and Authorized Person

LYB AMERICAS, FINANCE COMPANY LLC,
as the Co-Borrower

By: /s/ Christopher E. Gonzales
Name: Christopher E. Gonzales
Title: Assistant Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A., as Administrative Agent, a Swing Line Lender, an L/C Issuer and a Lender
By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, a Swing Line Lender, an
L/C Issuer and a Lender

By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Bank of America, N.A.,
as a Lender

By: /s/ Bettina Buss
Name: Bettina Buss
Title: DIR - EC/GIG

Signature Page to Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH,
as a Lender

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Will Price
Name: Will Price
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement

Mizuho Bank, Ltd.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Morgan Stanley Bank, N.A.
as a Lender

By: /s/ Aaron McLean
Name: Aaron McLean
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

BNP PARIBAS,
as a Lender

By: /s/ Yogesh Chandani
Name: Yogesh Chandani
Title: Director

By: /s/ Delphine Gaudiot
Name: Delphine Gaudiot
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

ING Bank N.V., Dublin Branch
as a Lender

By: /s/ Sean Hasset
Name: Sean Hasset
Title: Director

By: /s/ Robert O'Donoghue
Name: Robert O'Donoghue
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

MUFG Bank, Ltd.,
as a Lender

By: /s/ Deborah White
Name: Deborah White
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By: /s/ Jun Ashley
Name: Jun Ashley
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

UniCredit Bank GmbH,
as a Lender

By: /s/ Carl-Josef Schulte
Name: Carl-Josef Schulte
Title: Managing Director

By: /s/ Simone Faber
Name: Simone Faber
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Priyankush Goswami
Name: PRIYANKUSH GOSWAMI
Title: AUTHORIZED SIGNATORY

Signature Page to Amendment No. 1 to Credit Agreement

PNC Bank, NA,
as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANCO SANTANDER, S.A., NEW YORK
BRANCH,
as a Lender

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By: /s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH,
as a Lender

By: /s/ John Tucker
Name: John Tucker
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

Standard Chartered Bank,
as a Lender

By: /s/ Anita Gray
Name: Anita Gray
Title: Managing Director, Industrials,
Renewables & Resources

Signature Page to Amendment No. 1 to Credit Agreement

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH,
as a Lender

By: /s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

TRUIST BANK,
as a Lender

By: /s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

Agricultural Bank of China Limited, New York
Branch, as a Lender

By: /s/ Nelson Chou
Name: Nelson Chou
Title: SVP & Head of Corporate Banking
Department

Signature Page to Amendment No. 1 to Credit Agreement

Bank of China, New York Branch,
as a Lender

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Yipeng Zhang
Name: Yipeng Zhang
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

The Northern Trust Company,
as a Lender

By: /s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President
Signature Page to Amendment No. 1 to Credit Agreement